AGERE SYSTEMS INC.
NON-EMPLOYEE DIRECTOR STOCK PLAN

As amended February 23, 2006

          SECTION 1. PURPOSES. The Agere Systems Inc. Non-Employee Director Stock Plan (the “Plan”) is intended to promote the interests of Agere Systems Inc. (the “Company”) and to enable the Company to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in the Company, and to solidify the common interests of its directors and stockholders in enhancing the value of the Company’s common stock (“Shares”). The Plan seeks to encourage the highest level of director performance by providing directors with a proprietary interest in the Company’s performance and progress. These purposes shall be achieved by the granting of options to purchase Shares (“Options”), restricted Shares (“Restricted Stock”), and restricted stock units (“Restricted Stock Units”) (collectively, “Awards”) to members of the Board of Directors of the Company (the “Board”) who are not employees of the Company (“Non-Employee Directors”). Under the Plan no Options will be granted which are qualified as incentive stock options.

          SECTION 2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board. The Committee shall, subject to the provisions of the Plan, have the power, in its absolute discretion, to make discretionary grants of Options, Restricted Stock and Restricted Stock Units to Non-Employee Directors in addition to or in lieu of the automatic grants set forth in Sections 5(b) and 5(c) hereof, to set the terms for any such discretionary grants, to construe the Plan, to determine all questions hereunder, to adopt and amend such rules and regulations for the administration of the Plan as may be determined by the Committee, and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company and all Award holders (each a “Grantee”).

          SECTION 3. SHARES SUBJECT TO THE PLAN. The total number of Shares which shall be available under the Plan from and after the Effective Date (as defined in Section 13) shall be 500,000 in the aggregate, subject to adjustment as provided in Section 9. The Company shall at all times reserve such number of Shares as will be sufficient to satisfy the requirements of the Plan and outstanding Awards. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, Shares purchased in the open market or otherwise or any combination thereof, as the Board or the Treasurer of the Company may from time to time determine. The underlying Shares with respect to the unexercised portion of any expired, terminated, forfeited or canceled Award shall again be available for use under the Plan.

          SECTION 4. ELIGIBILITY. Only Non-Employee Directors are eligible to receive Awards under the Plan.

          SECTION 5. TERMS OF OPTIONS. Unless otherwise determined by the Committee, the following shall apply to Options granted under the Plan:

1

AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

(a)

The per share purchase price of the Shares covered by an Option granted pursuant to the Plan shall be 100% of the Fair Market Value of one Share on the day the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 9 hereof. For purposes of the Plan, the “Fair Market Value” of a Share means the average of the highest and lowest reported sales prices, regular way, of Shares in transactions reported on the New York Stock Exchange on the date of determination of Fair Market Value, or if no sales of Shares are reported on the New York Stock Exchange for that date, the comparable average sales price for the last previous day for which sales were reported on the New York Stock Exchange.

(b)

On the date that any person first becomes a Non-Employee Director, such person shall automatically be granted on such date, without further action by the Board or the Committee, an Option with respect to 10,000 Shares.

(c)

Each year, on December 1, or such other date as may be determined by the Committee, each Non-Employee Director shall be automatically granted on such date, without further action by the Board or the Committee, an Option to purchase 10,000 Shares.

(d)	Each Option granted under subsection 5(b) or subsection 5(c) shall become exercisable on the first anniversary of the date of grant.

(e)	The last day to exercise an Option shall be the day preceding the seventh anniversary of the date of grant, after which time the Option shall expire.

(f)

Each Option shall be exercised in accordance with procedures established by the Company accompanied by payment in full of the purchase price for the Shares subject to the Option. Payment for such Shares may be made (as determined by the Committee at the time of exercise) (i) in cash, (ii) by check, acceptable to the Company, payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of Shares having an aggregate Fair Market Value equal to such purchase price, which shares shall have been held by the Grantee for at least six months, (iv) by irrevocable instructions to a broker to sell the Shares to be issued upon exercise of the Option and to deliver promptly to the Company the amount of sale proceeds necessary to pay such purchase price and any applicable withholding taxes, or (v) by any combination of the methods of payment described in (i) through (iv) above.

(g)	A Grantee shall not have any of the rights of a stockholder with respect to the Shares subject to an Option unless and until such Shares are issued to the Grantee.

(h)

Unless otherwise determined by the Committee prior to the time of transfer, no Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Grantee only by him or her. No Option granted under the Plan shall be subject to execution, attachment or other process.

AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

          SECTION 6. RESTRICTED STOCK. Shares of Restricted Stock may be awarded hereunder, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. Shares of Restricted Stock shall be awarded with the restriction that the holder may not sell, transfer, pledge, or assign such Shares and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Shares, and the right to receive any cash dividends). Such restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate. Any Shares of Restricted Stock awarded hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award, such certificate shall be registered in the name of the Grantee, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

          SECTION 7. RESTRICTED STOCK UNITS. Restricted Stock Units may be awarded hereunder. Awards of Restricted Stock Units shall be valued by reference to a designated number of Shares, which value shall be paid to the Grantee by delivery of Shares upon the lapse of such restrictions as the Committee, in its sole discretion, may impose. Such restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate. Any Restricted Stock Units awarded hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate. Restricted Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

          SECTION 8. TERMINATION OF AWARDS.

          (a) In the event a Grantee ceases to be a member of the Board for any reason other than death, (i) any portion of any Option granted to such Grantee, which at the time of such cessation is then exercisable, shall remain exercisable during the remainder of the term of the Option, (ii) any portion of any Option which is not then exercisable shall terminate, and (iii) any portion of any other Award which is not then vested shall be forfeited and terminate.

          (b) In the event that a Grantee ceases to be a member of the Board by reason of his or her death, (i) each unexercised Option granted to such Grantee shall immediately become exercisable and each outstanding, unexercised Option granted to such Grantee may be exercised by the Grantee’s personal representative, heir or legatee for the remainder of the term of the Option, and (ii) any unvested portion of any other Award shall immediately become vested and non-forfeitable.

          SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of shares which may be delivered under the Plan, in the number, class, kind and option or exercise price of shares subject to

AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

outstanding Awards (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

          SECTION 10. FURTHER CONDITIONS OF EXERCISE.

          (a) Unless prior to the vesting, exercise or transfer of an Award, as applicable, the offer and sale of the Shares issuable upon such vesting, exercise or transfer, as applicable, are the subject of an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act has been distributed to the Grantees, the Company shall be under no obligation to honor any such vesting, exercise or transfer, as applicable, unless the Committee determines otherwise in which case the notice of vesting, exercise or transfer, as applicable, with respect to such Award shall be accompanied by a representation or agreement of the Grantee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof in violation of the Securities Act, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

          (b) Anything in subsection (a) of this Section 10 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Shares until they have been listed on each securities exchange on which the Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

          SECTION 11. TERMINATION AND AMENDMENT OF PLAN. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by a majority of the Shares present in person or by proxy and entitled to vote thereon increase the maximum number of Shares available for use under the Plan. Termination or any modification or amendment of the Plan shall not, without consent of a Grantee, negatively affect his or her rights under an Award previously granted to him or her.

          SECTION 12. CHANGE IN CONTROL. In the event of a Change in Control, as defined below, all outstanding Options which are not then exercisable shall become immediately exercisable. A “Change in Control” of the Company shall be deemed to occur upon:

(a)

An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (an “Entity”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding

AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (c) of this Section 12; or

(b)

A change in the composition of the Board during any two year period such that the individuals who, as of the beginning of such two year period, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with a solicitation subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)

The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (a “Parent Company”)) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding

AGERE SYSTEMS INC. NON-EMPLOYEE DIRECTOR STOCK PLAN

Company Common Stock and Outstanding Company Voting Securities, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

(d)	The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          SECTION 13. EFFECTIVE DATE; TERM OF PLAN. The Plan originally became effective as of March 26, 2001 (the “Effective Date”). For purposes of computing compliance with the limit on Shares available under the Plan in Section 3, appropriate adjustments shall be made to Options granted on or before May 27, 2005, to reflect the Company’s 1-for-10 reverse stock split on May 27, 2005. The Plan shall expire when Shares are no longer available for the grant, exercise or settlement of Awards, unless the Board terminates the Plan earlier.